UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                      December 6, 2005 (December 2, 2005)

                             Alamosa Holdings, Inc.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-32357                75-2890997
----------------------------    ------------------------   ---------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                    5225 S. Loop 289, Lubbock, Texas, 79424
      --------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into Material Definitive Agreement.
-----------------------------------------------------

On December 2, 2005, Southwest PCS, L.P. ("Manager"), a wholly-owned subsidiary of Alamosa Holdings, Inc., and Sprint Spectrum L.P., WirelessCo, L.P. ("WirelessCo"), Sprintcom, Inc., and Sprint Communications Company, L.P. entered into Addendum IX ("Addendum IX") to the Sprint PCS Management Agreement, dated as of July 10, 1998, as amended, by and among the parties to Addendum IX.

Pursuant to Addendum IX, Manager consented to the lease and subsequent sale by WirelessCo of spectrum licensed by the Federal Communications Commission to Panhandle Telecommunications Systems, Inc. ("Panhandle") in accordance with certain strategic roaming and other related agreements (the "SRAs") between WirelessCo and Panhandle. Pursuant to the SRAs, Panhandle will construct and operate mobile wireless communications systems and provide roaming services in certain portions of Oklahoma and Texas in which Manager has the exclusive right to provide wireless personal communications services under the Sprint brand name (the "SRA Markets"). The SRAs provide for special reciprocal roaming rates for Manager in the SRA Markets and special reciprocal roaming rates for Panhandle in certain portions of Manager's service area.

The description of Addendum IX set forth above is qualified in its entirety by reference to Addendum IX, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibits.


Exhibit
Number                Description
------                -----------

Exhibit 10.1 Addendum IX to Sprint PCS Management Agreement, dated as of December 2, 2005, by and among Sprint Spectrum L.P., WirelessCo, L.P., Sprintcom, Inc., Sprint Communications Company, L.P. and Southwest PCS, L.P.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 2005



                                            ALAMOSA HOLDINGS, INC.


                                            By:   /s/ Kendall W. Cowan
                                                -------------------------------
                                                 Name:  Kendall W. Cowan
                                                 Title: Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number                Description
------                -----------

Exhibit 10.1 Addendum IX to Sprint PCS Management Agreement, dated as of December 2, 2005, by and among Sprint Spectrum L.P., WirelessCo, L.P., Sprintcom, Inc., Sprint Communications Company, L.P. and Southwest PCS, L.P.